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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-6352

ING Series Fund, Inc.
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ			85258
(Address of principal executive offices)			(Zip code)

The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21201
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-992-0180

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2005 - April 30, 2006

ITEM 1.   REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Funds

Semi-Annual Report

April 30, 2006

Classes A, B, C, I and O

Global Equity Fund

•       ING Global Science and Technology Fund

International Equity Fund

•       ING International Growth Fund

 E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

TABLE OF CONTENTS

President’s Letter	1

Market Perspective	2

Portfolio Managers’ Report	4

Shareholder Expense Examples	8

Statements of Assets and Liabilities	10

Statements of Operations	12

Statements of Changes in Net Assets	13

Financial Highlights	14

Notes to Financial Statements	20

Portfolios of Investments	31

Advisory Contract Approval Discussion	36

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PRESIDENT’S LETTER

Dear Shareholder,

As you may recall in my last letter, I described the enthusiasm that we were experiencing here at ING Funds as we worked to bring more of the world’s investment opportunities to you, the investor.

I am happy to report that that enthusiasm is continuing to thrive. We have launched a series of new international mutual funds, each created to bring more of the world’s opportunities to you.

Meanwhile, we have also heard you loud and clear. Our research tells us that many investors report that they find investing an intimidating and overly-complex endeavor. That is why ING is committed to helping investors across the country cut through the confusion and clutter. “Your future. Made easier.SM” are more than words, they represent our promise to you.

Those two objectives — bringing you more of the world’s opportunities and doing it in a way that is easier for you — are behind the development of the ING Diversified International Fund. The new Fund is among those that we launched in January but it is unique in that it is a fund-of-funds. It is also, we believe, simply an easier way to invest internationally.

The ING Diversified International Fund brings together six distinct, international mutual funds, each managed by well-known asset managers who specialize in key international sub-asset classes. What’s more, the Fund is periodically reviewed by a seasoned team of ING asset allocation experts who re-adjust the Fund’s allocation based on prevailing market conditions.

Best of all: we’ve made it easy. With just one investment, investors can now acquire a broadly diversified, actively managed international equity portfolio.

The ING Diversified International Fund marks one more way that we at ING Funds are continuing to offer you the global expertise, product innovation and world-class service that you have come to expect from us.

On behalf of everyone at ING Funds, I thank you for your continued support and loyalty. We look forward to serving you in the future.

Sincerely,

James M. Hennessy
President
ING Funds
June 23, 2006

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Fund Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE: SIX MONTH ENDED APRIL 30, 2006

Global equities ended up with strong gains for the half-year period ended April 30, 2006 with the foreign markets leading the way. The Morgan Stanley Capital International (“MSCI”) World Index(1) calculated in dollars, including net reinvested dividends rose 16.3%. Indeed, the first quarter of 2006 was the best first quarter since 1998 and the busiest quarter for merger and acquisition activity since 2000. As for currencies, the U.S. dollar at first extended its run of the first ten months of 2005. Few had expected such dollar strength in 2005. Relatively high U.S. interest rates explained part of it, especially the re-cycling of oil exporters’ burgeoning wealth into dollar denominated securities. The yen’s particular weakness was connected with the sharp rise in Japanese stock prices, fueled by outside investors who were hedging their currency risk. Also material was the tax-related “repatriation” into dollars of U.S. corporations’ foreign currency balances. However, by year-end 2005 each of these dynamics was losing steam. A January 2006 correction was partially reversed before resuming in earnest and the dollar ended the April 30, 2006 six-month period weaker than it started, by 5.1% against the euro, 2.2% against the yen and 3.1% against the pound.

Equities investors kept a wary eye on the U.S. fixed-income markets where for over a year, the main issue had been the unexpected flattening of the yield curve. Between June 2004 and October 31, 2005 the Federal Open Market Committee (“FOMC”) had raised the federal funds rate by 25 basis points eleven times, pulling other short-term rates up. However, the yield on the ten-year U.S. Treasury Note had actually fallen by 14 basis points over the same period. By the time Federal Reserve Chairman Alan Greenspan had chaired his final FOMC meeting on the last day of January 2006, rates had been raised three more times. Incoming Chairman Ben Bernanke quickly confirmed that he would maintain the focus of his predecessor. February 2006 ended with the yield curve slightly inverted along much of its range. This largely disappeared in March 2006 as fourth quarter core inflation was reported at an uncomfortable 2.4% and Mr Bernanke’s FOMC raised rates for the fifteenth time. The curve steepened further in April as commodity prices soared on expectations of rising global demand and China’s insatiable appetite. The price of a barrel of oil reached a new record, elevated in addition by political concerns in Iran, Venezuela and Nigeria. For the six-month period the yield on the ten-year U.S. Treasury Note rose 51 basis points to 5.07%, a near four-year high, while the yield on the three-month U.S. Treasury Bill added 84 basis points to 4.65%.

The U.S. equities market in the form of the Standard and Poor’s 500® Composite Stock Price (“S&P 500®”) Index(2), gained 9.6% including dividends during the half year ended April 30, 2006. Boosting sentiment was the continued growth of corporate profits, which looked set in the first quarter of 2006, to record the 11th straight double-digit increase. In the same quarter economic growth roared back to 4.8% after a hurricane affected 1.7% previously. For most of the period investors warmed to the feeling that an end to rising short-term interest rates was drawing near, although the chill could be instantly restored by a single piece of economic data or loose comment by a Federal Reserve official. And latterly, as commodity prices surged ever higher, the market while still rising, was nonetheless getting increasingly nervous.

Japan equities had been soaring since the middle of 2005 and they kept up the pace in the six-month period ended April 30, 2006 leaping 24.4% in dollars according to the MSCI Japan® Index(3) plus net dividends. Investors cheered Japan’s re-emergence as a balanced economy, less dependent on exports. Japanese corporations and banks have repaired their balance sheets. At last, core consumer prices started rising in November 2005. Higher wages are supporting domestic demand, leading the rate of fourth quarter gross domestic product (“GDP”) growth to a healthy 4.4%. The long-feared announcement that the Bank of Japan would end its zero-interest rate policy, thereby reducing liquidity, came on March 9, 2006. However, the Bank of Japan also signaled that it was in no rush, and a relieved market completed the last 9% of its remarkable rise.

European ex UK markets matched Japan’s with a 24.9% return, according to the MSCI Europe ex UK Index(4) including net dividends, despite the first interest rate increase in over five years, followed by another, to 2.5%. Evidence of recovery continued to mount, if not entirely convincingly. Fourth quarter Eurozone GDP growth was only 0.3%, with Germany flat. Unemployment barely edged down to 8.2%. Yet business confidence continued to improve; in Germany’s case to a 15-year high. The key is that tepid macro-economic reports believe the strong profitability of European companies, which are increasingly producing and selling outside developed Europe. This and merger and acquisition activity, in

MARKET PERSPECTIVE: SIX MONTH ENDED APRIL 30, 2006

businesses from tobacco to banking to insurance to power to frozen food to drugs, kept stocks buoyant.

UK equities jumped 18.5% in the half year, based on the MSCI UK® Index(5) including net dividends. The economic reports were mostly miserable, with manufacturing in decline, GDP growth in 2005 finalized at 1.8%, the weakest since 1992 and unemployment claims up in 13 out of the last 14 months. Yet the market advanced. The comparatively large energy and materials sectors benefited as commodities prices exploded, while the sizeable financials sector contained a number of companies close to the rampant merger and acquisition action (or thought to be). Further support came from rebounding house prices, first quarter GDP growth at 0.6%, within which industrial production outpaced services for the first time since 1999, and in the last few days an unexpectedly strong retail sales report.

(1) The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(3) The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(4) The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(5) The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING GLOBAL SCIENCE AND TECHNOLOGY FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation

as of April 30, 2006

(as a percent of net assets)

(1)	Includes four countries, which each represents between 1.0% – 1.1% of net assets.
(2)	Includes five countries, which each represents less than 1.0% of net assets
*Includes securities lending collateral.

Portfolio holdings are subject to change daily.

ING Global Science and Technology Fund (“Fund”) seeks long-term capital appreciation. The Fund is managed by Thomas P. Callan, Senior Portfolio Manager and Managing Director, Jean Rosenbaum, Portfolio Manager and Managing Director and Erin Xie, Portfolio Manager and Managing Director, BlackRock Advisors, Inc. — the Sub-Adviser.

Performance: For the six months ended April 30, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 19.32% compared to the S&P 500® Index and the NYSE Arca Tech 100 IndexSM, which both returned 9.60% for the same period.

Portfolio Specifics: The S&P 500® Index rose 9.6% during the six month period ended April 30, 2006 due to strong earnings growth and a rebound in economic activity during the first quarter of 2006. The NYSE Arca Tech 100 IndexSM matched the 9.6% return of the S&P 500® Index during the period. Within the NYSE Arca Tech 100 IndexSM, information technology and industrials were the best performing sectors, while healthcare and consumer discretionary sectors lagged.

The Fund outperformed the NYSE Arca Tech 100 Index during the period as a result of strong stock selection in the information technology and healthcare sectors.

Within information technology, stock selection was particularly strong in the semiconductor, software, and internet software and services industries. Holdings such as MEMC Electronic Materials, Inc., Atheros Communications, Inc., and NVIDIA Corp., rose by 126%, 193%, and 74%, respectively, leading to positive relative performance in the semiconductor industry. Online content distributor, Akamai Technologies, Inc., and Belgium-based wireless connectivity solutions provider, Option NV, also contributed to the positive stock selection in information technology. The Fund’s avoidance of strong performing Index holdings such as Tektronix, Inc., QLogic Corp., and NCR Corp., however, hurt relative returns during the period. Additionally, the Fund’s overweight to the internet software and services industry also had a negative impact on performance.

In the healthcare sector, positive stock selection and an underweight in biotechnology were the primary drivers of the Fund’s relative gains. Fund holdings Alexion Pharmaceuticals, Inc. and Vertex Pharmaceuticals, Inc. benefited from favorable clinical trial results, and gained 24% and 60%, respectively during the period. To the Fund’s underweight, some of the large cap biotechnology holdings such as Genentech, Inc. and Genzyme Corp. also added value as these stocks posted negative returns in the period. In contrast, an overweight to healthcare service providers such as Aetna, Inc. and Caremark Rx, Inc. hampered returns. Another notable detractor was ViroPharma, Inc., which lost 41% during the period due to a change in the U.S. Food and Drug Administration (“FDA”) policy that significantly eased the bio-equivalence testing requirements for generic drug makers. The stock has since been eliminated from the Fund.

The Fund’s allocation to the telecommunication services industry also proved to be advantageous. In particular, Brazilian cellular service provider, TIM Participacoes S.A., and America Movil S.A., Latin America’s largest mobile telephone company, both posted strong results during the period due to robust subscriber growth.

Current Strategy and Outlook: As of April 30, 2006, the Fund was underweight both the healthcare and information technology sectors relative to the benchmark. We recently reduced the Fund’s healthcare exposure, particularly among service providers, due to weakening fundamentals at many health maintenance organizations (“HMO”). We have also reduced the Fund’s exposure to semiconductors due to concerns about rising inventory levels and future margin compression. The Fund is overweight industrials and telecommunication services as we believe that global industrialization and urbanization trends will continue to disproportionately benefit companies in these sectors. Global wireless device demand and innovation trends also remain key themes in the Fund. From a country allocation perspective, we have increased the Fund’s weighting in Japan as the recent market consolidation has resulted in more attractive valuations, in our opinion.

PORTFOLIO MANAGERS’ REPORT	ING GLOBAL SCIENCE AND TECHNOLOGY FUND

Average Annual Total Returns for the Periods Ended April 30, 2006

	1 Year	5 Year	Since Inception of Class A, B, C and I March 1, 2000		Since Inception of Class O August 6, 2001
Including Sales Charge:
Class A(1)	28.73%	(4.82)%	(12.77)%		—
Class B(2)	30.40%	(4.82)%	(12.59)%		—
Class C(3)	34.63%	(4.82)%	(12.66)%		—
Class I	37.17%	(3.41)%	(11.68)%		—
Class O	36.72%	—	—		(1.54)%

Excluding Sales Charge:
Class A	36.42%	(3.67)%	(11.92)%		—
Class B	35.40%	(4.43)%	(12.59)%		—
Class C	35.63%	(4.52)%	(12.66)%		—
Class I	37.17%	(3.41)%	(11.68)%		—
Class O	36.72%	—	—		(1.54)%
S&P 500 Index(4)	15.42%	2.70%	0.93	%(5)	3.45	%(6)
NYSE Arca Tech Index(7)	25.16%	15.24%	(23.91	)%(5)	28.90	%(6)

Based on a $10,000 initial investment, the table above illustrates the total return of ING Global Science and Technology Fund against the indices indicated. Each Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)            Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)            Reflects deduction of the Class B deferred sales charge of 5%, 2% and 1%, respectively, for the 1 year, 5 year and since inception returns.

(3)            Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)            The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(5)            Since inception performance for the index is shown from March 1, 2000.

(6)            Since inception performance for index is shown from August 1, 2001.

(7)            The NYSE Arca Technology, formerly known as the PSE Technology Index, an unmanaged index published by the Pacific Exchange, is comprised of 100 listed and over-the-counter stocks from 15 different industries including computer hardware, software, semiconductors, telecommunications, data storage and processing, electronics and biotechnology.

ING INTERNATIONAL GROWTH FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation

as of April 30, 2006

(as a percent of net assets)

Japan	23.4%
United Kingdom	14.4%
France	10.1%
Germany	10.0%
Australia	6.2%
Switzerland	5.2%
United States	4.0%
Netherlands	3.8%
Sweden	3.6%
Italy	3.3%
Norway	3.2%
Belgium	2.6%
Less than 2.5% Countries(1)	10.7%
Other Assets and Liabliites, Net*	(0.5)%
Total	100.0%

(1)	Includes eleven countries, which each represents less than 2.5% of net assets.
*	Includes securities lending collateral.

Portfolio holdings are subject to change daily.

ING International Growth Fund (the “Fund”) seeks long-term capital growth primarily through investment in common stocks principally traded in countries outside of the United States. The Fund will not target any given level of current income. The Fund is managed by Martin Jansen and Carl Ghielen, ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended April 30, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 22.89% compared to the Morgan Stanley Capital International Europe, Australasia and Far East® Index (“MSCI EAFE®”), which returned 23.10% for the same period.

Portfolio Specifics: Rising investor confidence and an improving economic outlook led to a strong advance of cyclically sensitive sectors. The market’s focus on valuation and growth prospects benefited our growth at a reasonable price (“GARP”) strategy. Performance also benefited from our focus on stocks linked to domestic developments, especially in Europe, where growth prospects are stronger than in the U.S. In contrast, the prospects for exporting companies have declined in the wake of a weaker U.S. currency.

The slight underperformance was substantially the result of a modest allocation to selected emerging market stocks, with telecom provider Telekomunikasi Indonesia the major positive contributor. Excluding the drag of residual cash holdings in a rising market and the emerging market contribution, our regional allocation added no value during the reporting period. Excluding cash, the sector strategy result was negative, largely due to an underweight of the strong materials sector. Within sectors, stock selection was positive, especially in financials. The utilities, energy and telecommunications services sectors also added materially to results. Adverse stock selection in the industrials and consumer discretionary sectors offset these positive developments.

Our holdings in Hong Kong Exchanges and Clearing Limited provided the largest security level contribution to the Fund’s performance. Norwegian energy services provider Petroleum Geo-Services rose strongly after earnings exceeded expectations, while Belgian specialty metals producer Umicore rose in tandem with surging commodity prices. China Life Insurance Co. profited from strong domestic growth in China. Among the major detractors were the Japanese consumer credit provider UFJ Nicos, financial services company SFCG Co., Ltd. and the Egyptian cellular telecom provider Orascom.

Current Strategy and Outlook: The output of our models has resulted in a Fund whose stocks have, on average, grown earnings faster than the benchmark over the past few years, but which are slightly cheaper than than those the benchmark. We maintain a modest out-of-benchmark allocation to emerging markets, largely financed by an underweight of the United Kingdom. The Fund is currently cyclically neutral overall, with an emphasis on stocks expected to benefit from stronger domestic growth in Europe and Japan. We are overweight the consumer, healthcare and telecommunications services sectors, and underweight the industrial and materials sectors. While accelerating economic growth internationally should benefit revenue growth, there are potential restraints on international equities in the coming quarters. Higher energy prices could result in somewhat higher inflation and raise the likelihood of monetary tightening in both Europe and Japan.

PORTFOLIO MANAGERS’ REPORT	ING INTERNATIONAL GROWTH FUND

Average Annual Total Returns for the Periods Ended April 30, 2006

	1 Year	5 Years	10 Years	Since Inception of Class B March 1, 1999		Since Inception of Class C June 30, 1998		Since Inception of Class O August 1, 2001
Including Sales Charge:
Class A(1)	28.42%	2.05%	5.99%	—		—		—
Class B(2)	30.25%	2.16%	—	2.46%		—		—
Class C(3)	34.33%	2.50%	—	—		1.79%		—
Class I	36.58%	3.48%	7.00%	—		—		—
Class O	36.21%	—	—	—		—		6.01%
Excluding Sales Charge:
Class A	36.33%	3.26%	6.62%	—		—		—
Class B	35.25%	2.52%	—	2.46%		—		—
Class C	35.33%	2.50%	—	—		1.79%		—
Class I	36.58%	3.48%	7.00%	—		—		—
Class O	36.21%	—	—	—		—		6.01%
MSCI EAFE® Index(4)	34.00%	9.59%	7.03%	7.18	%(5)	6.67	%(6)	12.34	%(7)

Based on a $10,000 initial investment, the table above illustrates the total return of the ING International Growth Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown in the table both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)            Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)            Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)            Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)            The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.

(5)            Since inception performance for the index is shown from March 1, 1999.

(6)            Since inception performance for the index is shown from July 1, 1998.

(7)            Since inception performance for the index is shown from August 1, 2001.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2005 to April 30, 2006.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ING Global Science and Technology Fund	Beginning Account Value November 1, 2005	Ending Account Value April 30, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended April 30, 2006*

Actual Fund Return
Class A	$1,000.00	$1,193.20	1.75%	$ 9.52
Class B	1,000.00	1,188.00	2.50	13.56
Class C	1,000.00	1,189.00	2.50	13.57
Class I	1,000.00	1,195.40	1.50	8.17
Class O	1,000.00	1,192.70	1.75	9.51
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.12	1.75%	$ 8.75
Class B	1,000.00	1,012.40	2.50	12.47
Class C	1,000.00	1,012.40	2.50	12.47
Class I	1,000.00	1,017.36	1.50	7.50
Class O	1,000.00	1,016.12	1.75	8.75

*                 Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED) (CONTINUED)

ING International Growth Fund	Beginning Account Value November 1, 2005	Ending Account Value April 30, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended April 30, 2006*

Actual Fund Return
Class A	$1,000.00	$1,228.90	1.60%	$ 8.84
Class B	1,000.00	1,223.80	2.35	12.96
Class C	1,000.00	1,222.80	2.35	12.95
Class I	1,000.00	1,229.20	1.35	7.46
Class O	1,000.00	1,227.90	1.60	8.84
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.86	1.60%	$ 8.00
Class B	1,000.00	1,013.14	2.35	11.73
Class C	1,000.00	1,013.14	2.35	11.73
Class I	1,000.00	1,018.10	1.35	6.76
Class O	1,000.00	1,016.86	1.60	8.00

*                 Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half-year.

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2006 (UNAUDITED)

	ING Global Science and Technology Fund	ING International Growth Fund
ASSETS:
Investments in securities at value+*	$79,146,690	$103,743,262
Short-term investments**	3,199,581	—
Short-term investments at amortized cost	19,661,636	1,405,188
Repurchase agreement	—	4,270,000
Cash	963,821	—
Foreign currencies at value***	127,312	198,014
Receivables:
Investment securities sold	3,025,124	—
Fund shares sold	212,919	302,470
Dividends and interest	29,602	376,720
Prepaid expenses	34,967	31,366
Reimbursement due from manager	4,953	512
Total assets	106,406,605	110,327,532

LIABILITIES:
Payable for investment securities purchased	1,204,263	991,223
Payable for fund shares redeemed	132,929	157,758
Payable upon receipt of securities loaned	19,661,636	1,405,188
Payable to affiliates	154,163	101,618
Payable to custodian due to bank overdraft	—	46,130
Payable for director fees	28,302	1,705
Other accrued expenses and liabilities	59,111	115,361
Total liabilities	21,199,404	2,818,983
NET ASSETS	$85,166,201	$107,508,549

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$195,115,023	$134,828,276
Undistributed net investment income (accumulated net investment loss)	(465,559)	850,782
Accumulated net realized loss on investments and foreign currencies	(125,581,067)	(48,579,659)
Net unrealized appreciation on investments and foreign currencies	16,097,804	20,409,150
NET ASSETS	$85,166,201	$107,508,549

+	Including securities loaned at value	$19,027,382	$1,365,055
*	Cost of investments in securities	$63,050,296	$83,337,064
**	Cost of short-term investments	$3,199,581	$—
***	Cost of foreign currencies	$126,597	$197,277

See Accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2006 (UNAUDITED) (CONTINUED)

	ING Global Science and Technology Fund	ING International Growth Fund
Class A:
Net assets	$38,412,183	$34,229,424
Shares authorized	100,000,000	200,000,000
Par value	$0.001	$0.001
Shares outstanding	8,401,223	3,193,767
Net asset value and redemption price per share	$4.57	$10.72
Maximum offering price per share (5.75%)(1)	$4.85	$11.37

Class B:
Net assets	$12,836,232	$4,662,391
Shares authorized	100,000,000	200,000,000
Par value	$0.001	$0.001
Shares outstanding	2,943,316	445,424
Net asset value and redemption price per share(2)	$4.36	$10.47
Maximum offering price per share	$4.36	$10.47

Class C:
Net assets	$4,224,284	$1,778,869
Shares authorized	100,000,000	200,000,000
Par value	$0.001	$0.001
Shares outstanding	974,339	169,947
Net asset value and redemption price per share(2)	$4.34	$10.47
Maximum offering price per share	$4.34	$10.47

Class I:
Net assets	$2,333,358	$7,312,353
Shares authorized	100,000,000	200,000,000
Par value	$0.001	$0.001
Shares outstanding	501,966	678,395
Net asset value and redemption price per share	$4.65	$10.78
Maximum offering price per share	$4.65	$10.78

Class O:
Net assets	$27,360,144	$59,525,512
Shares authorized	100,000,000	200,000,000
Par value	$0.001	$0.001
Shares outstanding	5,974,953	5,560,706
Net asset value and redemption price per share	$4.58	$10.70
Maximum offering price per share	$4.58	$10.70

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2006 (UNAUDITED)

	ING Global Science and Technology Fund	ING International Growth Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$197,084	$1,383,114
Interest	70,873	171,773
Securities lending income	11,473	6,841
Total investment income	279,430	1,561,728

EXPENSES:
Investment management fees	416,437	368,444
Distribution and service fees:
Class A	44,449	39,779
Class B	63,169	18,828
Class C	20,136	8,005
Class O	26,771	53,453
Transfer agent fees	154,361	107,333
Administrative service fees	31,729	34,677
Shareholder reporting expense	32,310	32,972
Registration fees	31,038	32,505
Professional fees	10,504	12,264
Custody and accounting expense	17,798	21,177
Director fees	1,810	1,922
Insurance expense	962	912
Miscellaneous expense	2,560	2,981
Total expenses	854,034	735,252
Net waived and reimbursed fees	(109,045)	(30,562)
Net expenses	744,989	704,690
Net investment income (loss)	(465,559)	857,038

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:
Investments	9,760,550	3,154,231
Foreign currencies	(43,969)	(21,264)
Net realized gain on investments and foreign currencies	9,716,581	3,132,967
Net change in unrealized appreciation or depreciation on:
Investments	4,201,113	13,792,989
Foreign currencies	8,646	1,629
Net change in unrealized appreciation on investments and foreign currencies	4,209,759	13,794,618
Net realized and unrealized gain on investments and foreign currencies	13,926,340	16,927,585
Increase in net assets resulting from operations	$13,460,781	$17,784,623

* Foreign taxes withheld	$6,760	$89,044

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Global Science and Technology Fund		ING International Growth Fund
	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005
FROM OPERATIONS:
Net investment income (loss)	$(465,559)	$(832,979)	$857,038	$779,317
Net realized gain (loss) on investments, foreign currencies and futures	9,716,581	(31,651)	3,132,967	8,823,500
Net change in unrealized appreciation on investments, foreign currencies and futures	4,209,759	7,907,790	13,794,618	2,289,692
Net increase in net assets resulting from operations	13,460,781	7,043,160	17,784,623	11,892,509

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	—	(370,971)	(193,712)
Class B	—	—	(25,693)	—
Class C	—	—	(8,444)	—
Class I	—	—	(96,457)	(72,634)
Class O	—	—	(478,357)	(103,582)
Total distributions	—	—	(979,922)	(369,928)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	21,352,913	21,652,915	32,434,531	32,479,306
Dividends reinvested	—	—	929,926	358,600
	21,352,913	21,652,915	33,364,457	32,837,906
Cost of shares redeemed	(22,942,661)	(26,456,981)	(13,489,972)	(32,392,795)
Net increase (decrease) in net assets resulting from capital share transactions	(1,589,748)	(4,804,066)	19,874,485	445,111
Net increase in net assets	11,871,033	2,239,094	36,679,186	11,967,962

NET ASSETS:
Beginning of year	73,295,168	71,056,074	70,829,363	58,861,401
End of period	$85,166,201	$73,295,168	$107,508,549	$70,829,363
Undistributed net investment income (accumulated net investment loss) at end of period	$(465,559)	$—	$850,782	$973,666

See Accompanying Notes to Financial Statements

ING GLOBAL SCIENCE AND TECHNOLOGY FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended April 30,	Year Ended October 31,	Five Months Ended October 31,	Year Ended May 31,		Seven Months Ended May 31,	Year Ended October 31,
	2006	2005	2004(1)	2004	2003	2002(2)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$3.83	3.47	3.61	3.07	3.82	3.88	8.56
Income (loss) from investment operations:
Net investment loss	$(0.02)	(0.04)	(0.02)	(0.06)	(0.02)	(0.04)	(0.05)
Net realized and unrealized gain (loss)
on investments	$0.76	0.40	(0.12)	0.60	(0.73)	(0.02)	(4.63)
Total from investment operations	$0.74	0.36	(0.14)	0.54	(0.75)	(0.06)	(4.68)
Net asset value, end of period	$4.57	3.83	3.47	3.61	3.07	3.82	3.88
Total Return(3)%	19.32	10.37	(3.88)	17.59	(19.63)	(1.55)	(54.67)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$38,412	32,146	32,782	35,601	29,539	10,341	7,425
Ratios to average net assets:
Net expenses after expense
reimbursement(4)(5)%	1.75	1.75	1.75	1.82	1.75	1.75	1.75
Gross expenses prior to expense
reimbursement(4)%	2.01	2.10	2.04	2.25	3.03	2.60	2.61
Net investment loss after expense
reimbursement(4)(5)%	(1.03)	(1.03)	(1.53)	(1.63)	(1.48)	(1.68)	(1.36)
Portfolio turnover rate %	79	128	48	121	28	59	175

	Class B
	Six Months Ended April 30,	Year Ended October 31,	Five Months Ended October 31,	Year Ended May 31,		Seven Months Ended May 31,	Year Ended October 31,
	2006	2005	2004(1)	2004	2003	2002(2)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$3.67	3.34	3.50	3.00	3.75	3.84	8.52
Income (loss) from investment operations:
Net investment loss	$(0.04)	(0.07)	(0.03)	(0.09)	(0.01)	(0.06)	(0.11)
Net realized and unrealized gain (loss)
on investments	$0.73	0.40	(0.13)	0.59	(0.74)	(0.03)	(4.57)
Total from investment operations	$0.69	0.33	(0.16)	0.50	(0.75)	(0.09)	(4.68)
Net asset value, end of period	$4.36	3.67	3.34	3.50	3.00	3.75	3.84
Total Return(3)%	18.80	9.88	(4.57)	16.67	(20.00)	(2.34)	(54.93)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$12,836	11,740	13,632	15,452	14,311	1,194	1,224
Ratios to average net assets:
Net expenses after expense
reimbursement(4)(5)%	2.50	2.50	2.50	2.57	2.50	2.50	2.50
Gross expenses prior to expense
reimbursement(4)%	2.76	2.85	2.79	3.00	3.78	3.35	3.36
Net investment loss after expense
reimbursement(4)(5)%	(1.78)	(1.77)	(2.27)	(2.38)	(2.19)	(2.42)	(2.11)
Portfolio turnover rate %	79	128	48	121	28	59	175

(1)     The Fund changed its fiscal year end to October 31.

(2)     The Fund changed its fiscal year end to May 31.

(3)     Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(4)     Annualized for periods less than one year.

(5)     The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

See Accompanying Notes to Financial Statements.

ING GLOBAL SCIENCE AND TECHNOLOGY FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended April 30,	Year Ended October 31,	Five Months Ended October 31,	Year Ended May 31,		Seven Months Ended May 31,	Year Ended October 31,
	2006	2005	2004(1)	2004	2003	2002(2)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$3.65	3.33	3.48	2.97	3.76	3.84	8.52
Income (loss) from investment operations:
Net investment loss	$(0.04)	(0.07)	(0.03)	(0.09)	(0.01)	(0.07)	(0.17)
Net realized and unrealized gain (loss)
on investments	$0.73	0.39	(0.12)	0.60	(0.78)	(0.01)	(4.51)
Total from investment operations	$0.69	0.32	(0.15)	0.51	(0.79)	(0.08)	(4.68)
Net asset value, end of period	$4.34	3.65	3.33	3.48	2.97	3.76	3.84
Total Return(3)%	18.90	9.61	(4.31)	17.17	(21.01)	(2.08)	(54.93)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$4,224	3,611	3,924	4,656	4,641	642	760
Ratios to average net assets:
Net expenses after expense
reimbursement(4)(5)%	2.50	2.50	2.50	2.57	2.50	2.50	2.50
Gross expenses prior to expense
reimbursement(4)%	2.76	2.85	2.79	3.00	3.78	3.35	3.36
Net investment loss after expense
reimbursement(4)(5)%	(1.78)	(1.77)	(2.27)	(2.38)	(2.22)	(2.42)	(2.11)
Portfolio turnover rate %	79	128	48	121	28	59	175

	Class I
	Six Months Ended April 30,	Year Ended October 31,	Five Months Ended October 31,	Year Ended May 31,		Seven Months Ended May 31,	Year Ended October 31,
	2006	2005	2004(1)	2004	2003	2002(2)	2001
Per share Operating Performance:
Net asset value, beginning of period	$3.89	3.51	3.65	3.09	3.84	3.90	8.58
Income (loss) from investment operations:
Net investment loss	$(0.02)*	(0.03)	(0.02)	(0.05)	(0.01)	(0.04)	(0.06)
Net realized and unrealized gain (loss)
on investments	$0.78	0.41	(0.12)	0.61	(0.74)	(0.02)	(4.62)
Total from investment operations	$0.76	0.38	(0.14)	0.56	(0.75)	(0.06)	(4.68)
Net asset value, end of period	$4.65	3.89	3.51	3.65	3.09	3.84	3.90
Total Return(3)%	19.54	10.83	(3.84)	18.12	(19.53)	(1.54)	(54.55)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2,333	10,096	8,911	9,463	5,215	775	839
Ratios to average net assets:
Net expenses after expense
reimbursement(4)(5)%	1.50	1.50	1.50	1.57	1.50	1.50	1.50
Gross expenses prior to expense
reimbursement(4)%	1.76	1.85	1.79	2.00	2.78	2.35	2.36
Net investment loss after expense
reimbursement(4)(5)%	(0.78)	(0.78)	(1.28)	(1.38)	(1.22)	(1.42)	(1.11)
Portfolio turnover rate %	79	128	48	121	28	59	175

(1)     The Fund changed its fiscal year end to October 31.

(2)     The Fund changed its fiscal year end to May 31.

(3)     Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(4)     Annualized for periods less than one year.

(5)     The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING investments, LLC within three years of being incurred.

*     Per share data calculated using average shares outstanding throughout the period.

See Accompanying Notes to Financial Statements.

ING GLOBAL SCIENCE AND TECHNOLOGY FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class O
	Six Months Ended April 30,	Year Ended October 31,	Five Months Ended October 31,	Year Ended May 31,		Seven Months Ended May 31,	Year Ended October 31,
	2006	2005	2004(1)	2004	2003	2002(2)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$3.84	3.48	3.62	3.08	3.83	3.90	4.93
Income (loss) from investment operations:
Net investment loss	$(0.02)	(0.03)	(0.02)	(0.04)	(0.03)	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	$0.76	0.39	(0.12)	0.58	(0.72)	(0.05)	(1.01)
Total from investment operations	$0.74	0.36	(0.14)	0.54	(0.75)	(0.07)	(1.03)
Net asset value, end of period	$4.58	3.84	3.48	3.62	3.08	3.83	3.90
Total Return(3)%	19.27	10.34	(3.87)	17.53	(19.58)	(1.80)	(20.89)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$27,360	15,702	11,808	11,509	1,935	610	30
Ratios to average net assets:
Net expenses after expense reimbursement(4)(5)%	1.75	1.75	1.75	1.80	1.75	1.75	1.75
Gross expenses prior to expense reimbursement(4)%	2.01	2.10	2.04	2.23	3.04	2.60	2.61
Net investment loss after expense reimbursement(4)(5)%	(1.04)	(1.04)	(1.53)	(1.61)	(1.48)	(1.73)	(1.36)
Portfolio turnover rate %	79	128	48	121	28	59	175

(1)    The Fund changed its fiscal year end to October 31.

(2)    The Fund changed its fiscal year end to May 31.

(3)    Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(4)    Annualized for periods less than one year.

(5)    The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

See Accompanying Notes to Financial Statements.

ING INTERNATIONAL GROWTH FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended April 30,	Year Ended October 31,
	2006	2005		2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$8.83	7.41		6.55	5.42	7.27	13.50
Income (loss) from investment operations:
Net investment income (loss)	$0.09	0.09	*	0.04	0.04	(0.01)	(0.04)
Net realized and unrealized gain (loss) on investments	$1.92	1.37		0.89	1.10	(1.84)	(4.15)
Total from investment operations	$2.01	1.46		0.93	1.14	(1.85)	(4.19)
Less distributions from:
Net investment income	$0.12	0.04		0.07	0.01	—	—
Net realized gain on investments	$—	—		—	—	—	2.04
Total distributions	$0.12	0.04		0.07	0.01	—	2.04
Payment by affiliate	$—	0.00	†	—	—	—	—
Net asset value, end of period	$10.72	8.83		7.41	6.55	5.42	7.27
Total Return(2)%	22.89	19.84	††	14.40	20.96	(25.45)	(35.60)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$34,229	28,896		33,333	37,452	36,737	52,392
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.60	1.60		1.60	1.60	1.61	1.60
Gross expenses prior to expense reimbursement(4)%	1.67	1.79		1.83	2.04	1.83	1.60
Net investment income (loss) after expense reimbursement(3)(4)%	1.76	1.14		0.47	0.61	(0.19)	(0.39)
Portfolio turnover rate %	26	102		144	102	299	222

	Class B
	Six Months Ended April 30,	Year Ended October 31,
	2006	2005		2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$8.62	7.25		6.42	5.34	7.22	13.42
Income (loss) from investment operations:
Net investment income (loss)	$0.06	0.03	*	(0.02)	(0.01)	(0.06)	(0.10)
Net realized and unrealized gain (loss) on investments	$1.86	1.34		0.90	1.09	(1.82)	(4.13)
Total from investment operations	$1.92	1.37		0.88	1.08	(1.88)	(4.23)
Less distributions from:
Net investment income	$0.07	—		0.05	—	—	—
Net realized gain on investments	$—	—		—	—	—	1.97
Total distributions	$0.07	—		0.05	—	—	1.97
Payment by affiliate	$—	0.00	†	—	—	—	—
Net asset value, end of period	$10.47	8.62		7.25	6.42	5.34	7.22
Total Return(2)%	22.38	18.90	††	13.74	20.22	(26.04)	(36.10)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$4,662	3,090		2,102	1,515	829	1,069
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	2.35	2.35		2.35	2.35	2.36	2.35
Gross expenses prior to expense reimbursement(4)%	2.42	2.54		2.58	2.79	2.59	2.35
Net investment income (loss) after expense reimbursement(3)(4)%	1.28	0.40		(0.27)	(0.20)	(0.91)	(1.14)
Portfolio turnover rate %	26	102		144	102	299	222

(1)    Effective March 1, 2002, ING Investments, LLC became the Investment Manager of the Fund, concurrently ING Investment Management Co. was appointed as Sub-Adviser.

(2)    Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)    The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(4)    Annualized for periods less than one year.

*      Per share data calculated using average shares outstanding throughout the period.

†      Amount represents less than $0.005 per share.

††     There was no impact on total return from the payment by affiliate.

See Accompanying Notes to Financial Statements.

ING INTERNATIONAL GROWTH FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended April 30,	Year Ended October 31,
	2006	2005		2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$8.61	7.23		6.40	5.33	7.19	13.39
Income (loss) from investment operations:
Net investment income (loss)	$0.05	0.03	*	(0.02)	(0.01)	(0.21)	(0.17)
Net realized and unrealized gain (loss) on investments	$1.86	1.35		0.89	1.08	(1.65)	(4.06)
Total from investment operations	$1.91	1.38		0.87	1.07	(1.86)	(4.23)
Less distributions from:
Net investment income	$0.05	—		0.04	—	—	—
Net realized gain on investments	$—	—		—	—	—	1.97
Total distributions	$0.05	—		0.04	—	—	1.97
Payment by affiliate	$—	0.00	†	—	—	—	—
Net asset value, end of period	$10.47	8.61		7.23	6.40	5.33	7.19
Total Return(2)%	22.28	19.09	††	13.63	20.08	(25.87)	(36.08)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,779	1,417		1,419	1,310	905	2,557
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	2.35	2.35		2.35	2.35	2.36	2.35
Gross expenses prior to expense reimbursement(4)%	2.42	2.54		2.58	2.79	2.57	2.35
Net investment income (loss) after expense reimbursement(3)(4)%	1.08	0.40		(0.29)	(0.17)	(1.03)	(1.14)
Portfolio turnover rate %	26	102		144	102	299	222
	Class I
	Six Months Ended April 30,	Year Ended October 31,
	2006	2005		2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$8.90	7.47		6.60	5.46	7.32	13.57
Income (loss) from investment operations:
Net investment income (loss)	$0.10	0.12	*	0.09	0.05	0.00 *†	(0.01)
Net realized and unrealized gain (loss) on investments	$1.92	1.37		0.87	1.11	(1.86)*	(4.17)
Total from investment operations	$2.02	1.49		0.96	1.16	(1.86)	(4.18)
Less distributions from:
Net investment income	$0.14	0.06		0.09	0.02	—	—
Net realized gain on investments	$—	—		—	—	—	2.07
Total distributions	$0.14	0.06		0.09	0.02	—	2.07
Payment by affiliate	$—	0.00	†	—	—	—	—
Net asset value, end of period	$10.78	8.90		7.47	6.60	5.46	7.32
Total Return(2)%	22.92	20.13	††	14.76	21.31	(25.41)	(35.47)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$7,312	6,301		8,028	20,797	17,098	27,777
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.35	1.35		1.35	1.35	1.36	1.35
Gross expenses prior to expense reimbursement(4)%	1.42	1.54		1.58	1.79	1.58	1.35
Net investment income (loss) after expense reimbursement(3)(4)%	1.98	1.43		0.84	0.89	0.04	(0.14)
Portfolio turnover rate %	26	102		144	102	299	222

(1)    Effective March 1, 2002, ING Investments, LLC became the Investment Manager of the Fund, concurrently ING Investment Management Co. was appointed as Sub-Adviser.

(2)    Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)    The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(4)    Annualized for periods less than one year.

*      Per share data calculated using average number of shares outstanding throughout the period.

†      Amount represents less than $0.005 per share.

††     There was no impact on total return from the payment by affiliate.

See Accompanying Notes to Financial Statements.

ING INTERNATIONAL GROWTH FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

	Class O
	Six Months Ended April 30,	Year Ended October 31,						August 1, 2001(2) to Oct. 31,
	2006	2005		2004	2003	2002(1)		2001
Per Share Operating Performance:
Net asset value, beginning of period	$8.83	7.42		6.57	5.45	7.28		8.41
Income (loss) from investment operations:
Net investment income (loss)	$0.08	0.10	*	0.05	0.02	0.01	*	(0.01)
Net realized and unrealized gain (loss) on investments	$1.92	1.36		0.89	1.11	(1.84	)*	(1.12)
Total from investment operations	$2.00	1.46		0.94	1.13	(1.83)		(1.13)
Less distributions from:
Net investment income	$0.13	0.05		0.09	0.01	—		—
Total distributions	$0.13	0.05		0.09	0.01	—		—
Net asset value, end of period	$10.70	8.83		7.42	6.57	5.45		7.28
Total Return(3)%	22.79	19.80		14.50	20.87	(25.14)		(13.44)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$59,526	31,125		13,981	4,546	854		18
Ratios to average net assets:
Net expenses after expense reimbursement(4)(5)%	1.60	1.60		1.60	1.60	1.61		1.60
Gross expenses prior to expense reimbursement(4)%	1.67	1.79		1.83	2.04	1.98		1.60
Net investment income (loss) after expense reimbursement(4)(5)%	2.23	1.18		0.59	0.43	0.17		(0.39)
Portfolio turnover rate %	26	102		144	102	299		222

(1)    Effective March 1, 2002, ING Investments, LLC became the Investment Manager of the Fund, concurrently ING Investment Management, Co. was appointed as Sub-Adviser.

(2)    Commencement of operations.

(3)    Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(4)    Annualized for periods less than one year.

(5)    The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*      Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2006 (UNAUDITED)

NOTE 1 — ORGANIZATION

Organization. The ING Series Fund, Inc. is a company incorporated under the laws of Maryland on June 17, 1991 and registered under the Investment Company Act of 1940 as an open-end management investment company. There are sixteen separate investment series, which comprise the ING Series Fund, Inc. ING Global Science and Technology Fund (“Global Science and Technology”) and ING International Growth Fund (“International Growth”) are two series of that company included in this report.

Each Fund offers the following classes of shares: Class A, Class B, Class C, Class I and Class O. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund and earn income and realized gains/losses from the Fund’s portfolio, pro rata, based on the average daily net assets of each class, without discrimination between share classes. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

ING Investments, LLC (“ING Investments” or “Investment Manager”), serves as the Investment Manager to the Funds. ING Investments has engaged ING Investment Management Co. (“ING IM” or “Sub-Adviser”), to serve as the Sub-Adviser to the International Growth Fund and BlackRock Advisors, Inc. (“BlackRock” or “Sub-Adviser”) to serve as the Sub-Adviser to Global Science and Technology. ING Funds Distributor, LLC (“Distributor”) is the principal underwriter of the Funds. The Distributor, ING Investments and ING IM are indirect wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individual and institutional investors.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.           Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Funds’ valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Funds’ Board of Directors (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its next net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that the Fund’s next NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B.             Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C.             Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)   Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)   Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Statements of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.            Foreign Currency Transactions and Futures Contracts. The Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

The Funds may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by a Fund. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.              Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. The Funds pay dividends and capital gains, to the extent available, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

F.              Federal Income Taxes. It is the policy of the Funds to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G.             Use of Estimates. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with U.S. generally accepted accounting principles for investment companies. Actual results could differ from these estimates.

H.            Repurchase Agreements. The Funds may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

week, while the underlying securities generally have longer maturities. The Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

I.                 Securities Lending. The Funds have the option to temporarily loan up to 33 1/3% of their total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. A Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

J.                Options Contracts. Each Fund may purchase put and call options and may write (sell) put options and covered call options. The Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

K.            Illiquid and Restricted Securities. The Funds may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Funds may also invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or are securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to guidelines approved by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

L.              Delayed Delivery Transaction. The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of these securities is identified in a Fund’s Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets sufficient to cover the purchase price.

NOTE 3 — INVESTMENT TRANSACTIONS

For the six months ended April 30, 2006, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Global Science and Technology	$58,524,759	$64,549,635
International Growth	39,467,442	21,764,986

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds have entered into an Investment Management Agreement with ING Investments, LLC. The Investment Management Agreement compensates the Investment Manager with a fee, computed daily and payable monthly, based on the average daily net assets of the Funds, at the following annual rates:

For Global Science and Technology — 1.050% on the first $500 million, 1.025% on the next $500 million and 1.000% in excess of $1 billion; and International Growth — 0.850% for the first $250 million; 0.800% on next $250 million; 0.775% on next $250 million; 0.750% on next $1.25 billion and 0.700% in excess of $2 billion.

BlackRock, a Delaware Corporation, serves as Sub-Adviser to Global Science and Technology pursuant to a Sub-Advisory Agreement between the Investment Manager and BlackRock.

ING IM serves as Sub-Adviser to International Growth. Subject to such policies as the Board or the Investment Manager may determine, ING IM and BlackRock manage the Funds’ assets in accordance with each Fund’s investment objectives, policies, and limitations.

ING Funds Services, LLC (“IFS”), an indirect wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from the Fund a fee at an annual rate of 0.08% of its average daily net assets.

ING Investments has entered into a Service Agreement with ING Life Insurance and Annuity Company (“ILIAC”), an indirect wholly-owned subsidiary of ING Groep, under which ILIAC will provide various administrative and shareholder services to certain Class A and Class I shareholders of the International Growth Fund that purchased their shares through ILIAC. In exchange for these services, ING Investments pays ILIAC a fee of up to 0.425% of the average daily net assets associated with those shares. For the six months ended April 30, 2006, ING Investments, LLC paid ILIAC $48,140 and $12,055 for Class A and Class I, respectively.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except Class I) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is compensated by the Funds for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Funds pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

Class A	Class B	Class C	Class O
0.25%	1.00%	1.00%	0.25%

Presently, the Funds’ class-specific expenses are limited to distribution fees incurred in connection with Class A, Class B and Class C shares and services fees in connection with Class A, Class B, Class C and Class O shares. For the six months ended April 30, 2006, the Distributor retained the following amounts in sales charges:

Initial Sales Charges:	Class A Shares	Class B Shares	Class C Shares
Global Science and Technology	$3,592	N/A	N/A
International Growth	1,608	N/A	N/A

Contingent Deferred Sales Charges:	Class B Shares	Class C Shares
Global Science and Technology	$—	$22
International Growth	—	20

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At April 30, 2006, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities (see Notes 4 and 5):

	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Services and Distribution Fees	Total
Global Science and Technology	$121,238	$5,534	$27,391	$154,163
International Growth	71,341	6,715	23,562	101,618

At April 30, 2006, ING National Trust, an indirect wholly-owned subsidiary of ING Groep, owned 20.02% and 21.58% of the Global Science and Technology Fund and the International Growth Fund, respectively. ILIAC, an indirect wholly-owned subsidiary of ING Groep, owned 6.58% of the Global Science and Technology Fund. Investment activities of this shareholder could have a material impact on the Funds.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES (continued)

The Fund has adopted a Deferred Compensation Plan (“Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors’ fees payable. The deferred fees are invested in various funds advised by ING Investments, LLC until distribution in accordance with the Plan.

NOTE 7 — EXPENSE LIMITATIONS

The Investment Manager has voluntarily entered into written Expense Limitation Agreements with the Funds to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

	Class A	Class B	Class C	Class I	Class O
Global Science and Technology	1.75%	2.50%	2.50%	1.50%	1.75%
International Growth	1.60%	2.35%	2.35%	1.35%	1.60%

The Investment Manager may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Manager are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of April 30, 2006, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Manager, and the related expiration dates are as follows:

	April 30,
	2007	2008	2009	Total
Global Science and Technology	$409,687	$121,500	$266,421	$797,608
International Growth	244,953	56,469	126,150	427,572

The Expense Limitation Agreements are contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 8 — LINE OF CREDIT

The Funds included in this report, in addition to certain other funds managed by the Investment Manager, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with a syndicate of banks led by Citibank, N.A. for an aggregate amount of $100,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Fund and (3) enable the Fund and such other funds to meet other emergency expenses as defined in the Credit Agreement. The funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount. The Funds will pay their pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. During the six months ended April 30, 2006, the Funds did not have any loans outstanding under the line of credit.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class A Shares		Class B Shares
	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005
Global Science and Technology (Number of Shares)
Shares sold	1,312,212	1,969,445	118,040	153,507
Shares redeemed	(1,297,889)	(3,036,015)	(374,163)	(1,029,734)
Net increase (decrease) in shares outstanding	14,323	(1,066,570)	(256,123)	(876,227)

Global Science and Technology ($)
Shares sold	$5,733,385	$7,157,153	$494,730	$534,864
Shares redeemed	(5,493,328)	(11,036,326)	(1,556,866)	(3,575,437)
Net increase (decrease)	$240,057	$(3,879,173)	$(1,062,136)	$(3,040,573)

	Class C Shares		Class I Shares
	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005
Global Science and Technology (Number of Shares)
Shares sold	95,097	186,916	491,953	769,428
Shares redeemed	(110,590)	(377,167)	(2,584,899)	(712,104)
Net increase (decrease) in shares outstanding	(15,493)	(190,251)	(2,092,946)	57,324

Global Science and Technology ($)
Shares sold	$393,437	$645,978	$2,017,932	$2,831,272
Shares redeemed	(456,100)	(1,309,284)	(11,022,175)	(2,605,823)
Net increase (decrease)	$(62,663)	$(663,306)	$(9,004,243)	$225,449

	Class O Shares
	Six Months Ended April 30, 2006	Year Ended October 31, 2005
Global Science and Technology (Number of Shares)
Shares sold	2,888,910	2,874,315
Shares redeemed	(1,002,936)	(2,181,809)
Net increase in shares outstanding	1,885,974	692,506

Global Science and Technology ($)
Shares sold	$12,713,429	$10,483,648
Shares redeemed	(4,414,192)	(7,930,111)
Net increase	$8,299,237	$2,553,537

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class A Shares		Class B Shares		Class C Shares
	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005
International Growth (Number of Shares)
Shares sold	396,490	585,795	114,901	128,832	37,123	27,173
Dividends reinvested	38,435	24,389	2,195	—	682	—
Shares redeemed	(512,211)	(1,834,958)	(30,241)	(60,320)	(32,506)	(58,665)
Net increase (decrease) in shares outstanding	(77,286)	(1,224,774)	86,855	68,512	5,299	(31,492)

International Growth ($)
Shares sold	$3,868,075	$4,818,349	$1,106,238	$1,049,067	$356,156	$217,078
Dividends reinvested	360,907	189,240	20,196	—	6,273	—
Shares redeemed	(5,062,456)	(15,207,758)	(290,385)	(483,694)	(314,771)	(467,416)
Net increase (decrease)	$(833,474)	$(10,200,169)	$836,049	$565,373	$47,658	$(250,338)

	Class I Shares		Class O Shares
	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005
International Growth (Number of Shares)
Shares sold	16,688	226,420	2,728,934	2,973,259
Dividends reinvested	10,025	9,159	47,752	12,485
Shares redeemed	(56,076)	(602,068)	(739,167)	(1,346,602)
Net increase (decrease) in shares outstanding	(29,363)	(366,489)	2,037,519	1,639,142

International Growth ($)
Shares sold	$167,966	$1,845,399	$26,936,096	$24,549,413
Dividends reinvested	94,640	71,528	447,910	97,832
Shares redeemed	(556,593)	(5,152,064)	(7,265,767)	(11,081,863)
Net increase (decrease)	$(293,987)	$(3,235,137)	$20,118,239	$13,565,382

NOTE 10 — CONCENTRATION OF RISKS

Foreign Securities. Investments in foreign securities may entail risks not present in domestic investments. Since investments of securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as from movements in currency, security value and interest rate, all of which could affect the market and/or credit risk of the investments.

Science and Technology — Global Science and Technology Fund’s focus on stocks in the science and technology sectors makes it more susceptible to factors affecting those sectors and more volatile than funds that invest in many different sectors. Therefore, a downturn in the science and/or technology sectors could hurt the Fund’s performance to a greater extent than a fund that invests in many sectors.

In addition, investing in science and technology companies exposes the Fund to special risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and the Fund’s returns could suffer to the extent it holds an affected company’s shares. Companies in a number of science and technology industries are also subject to more government regulations and approval processes than many other industries. This fact may affect a company’s overall profitability and cause its stock price to be more volatile. Additionally, science and technology companies are dependent upon consumer and business acceptance as new technologies evolve.

NOTE 11 — SECURITIES LENDING

Under an agreement with The Bank of New York (“BNY”), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 11 — SECURITIES LENDING (continued)

received is invested in approved investments as defined in the Securities Lending Agreement with BNY (“Agreement”). The securities purchased with cash collateral received are reflected in the Funds’ Portfolio of Investments. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security, however there would be a potential loss to a Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. Each Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At April 30, 2006, the market value of the securities on loan and the collateral was as follows:

	Value of Securities Loaned	Value of Collateral
Global Science and Technology	$19,027,382	$19,661,636
International Growth	1,365,055	1,405,188

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Six Months Ended April 30, 2006	Year Ended October 31, 2005
	Ordinary	Ordinary
	Income	Income
International Growth	$979,922	$369,658

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2005 were:

	Undistributed Ordinary Income	Unrealized Appreciation/ Depreciation	Capital Loss Carryforwards	Expiration Dates
Global Science and Technology	$—	$11,475,646	($5,235,188)	2006
			(63,236,007)	2007
			(45,066,671)	2008
			(6,376,213)	2009
			(618,714)	2010
			(8,286,525)	2011
			(5,162,098)	2012
			(903,833)	2013
			($134,885,249 )*
International Growth	973,640	6,511,069	($33,518,697)	2009
			(18,073,242)	2010
			($51,591,939)

*  Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 13 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

ING Investments has reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

ING Investments has advised the Board that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC (“IFD”), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, ING Investments reported to the Board that, at this time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•                  Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•                  ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•                  In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 13 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

New York, each filed with the Securities and Exchange Commission (the “SEC”) on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•                  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. ING Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•                  ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•                  The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•                  ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•                  ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

As has been widely reported in the media, the New York Attorney General’s office (“NYAG”) is conducting broad investigations regarding insurance quoting and brokerage practices. ING U.S. has been subpoenaed in this regard, and is cooperating fully with these NYAG requests for information.

ING U.S. believes that its practices are consistent with our business principles and our commitment to our customers.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

PORTFOLIO OF INVESTMENTS
ING GLOBAL SCIENCE AND TECHNOLOGY FUND	AS OF APRIL 30, 2006 (UNAUDITED)

Shares			Value
COMMON STOCK: 92.9%
		Belgium: 1.1%
31,600	@,L	Option NV	$903,264
			903,264
		Bermuda: 1.4%
13,200		Accenture Ltd.	383,724
13,600	@,L	Marvell Technology Group Ltd.	776,424
			1,160,148
		Brazil: 0.6%
14,300	L	Tim Participacoes SA ADR	549,835
			549,835
		Canada: 0.7%
3,733	@,L	Cardiome Pharma Corp.	39,570
16,200	@,L	Cognos, Inc.	603,774
			643,344
		Finland: 1.5%
57,300		Nokia OYJ ADR	1,298,418
			1,298,418
		France: 1.2%
43,200	@,L	Alcatel SA ADR	622,944
8,992	L	Sanofi-Synthelabo SA ADR	422,984
			1,045,928
		Germany: 2.5%
13,600		MAN AG	1,029,088
19,600	L	SAP AG ADR	1,070,748
			2,099,836
		Guernsey: 1.1%
24,500	@	Amdocs Ltd.	911,400
			911,400
		Hong Kong: 2.0%
114,000		ASM Pacific Technology	663,829
108,000		China Mobile Hong Kong Ltd.	624,809
18,000	@,L	Tom Online, Inc. ADR	451,800
			1,740,438
		India: 0.5%
45,000	@	Bharti Airtel Ltd	406,468
			406,468
		Japan: 5.2%
35,300		CKD Corp.	619,821
14,700		Hitachi Construction Machinery Co., Ltd.	398,574
30,800		Komatsu Ltd.	654,802
25,100		Matsushita Electric Industrial Co., Ltd.	603,585
45,700		Nabtesco Corp.	573,822
19,900		Nippon System Development Co., Ltd.	738,913
7,400		Otsuka Corp.	885,462
			4,474,979
		Mexico: 1.0%
23,700		America Movil SA de CV ADR	874,767
			874,767
		Netherlands: 1.2%
29,600	@,L	ASML Holding NV	$626,040
16,000		Ordina NV	377,156
			1,003,196
		Norway: 0.3%
86,300	@,L	Fast Search & Transfer ASA	297,423
			297,423
		Singapore: 0.9%
7,107		Chartered Semiconductor ADR	81,281
780,000	@	STATS ChipPAC Ltd.	673,832
			755,113
		South Korea: 1.3%
1,900	@	NHN Corp.	674,102
600		Samsung Electronics Co., Ltd.	409,483
			1,083,585
		Switzerland: 1.0%
14,800		Novartis AG ADR	851,148
			851,148
		Taiwan: 1.9%
76,356		HON HAI Precision Industry Co., Ltd	515,854
433,160		Lite-On Technology Corp.	684,154
321,000	@	Wistron Corp.	419,102
			1,619,110
		United Kingdom: 3.8%
49,400	@	Autonomy Corp. PLC	400,940
327,100	@	Colt Telecom Group PLC	422,394
11,250		GlaxoSmithKline PLC ADR	639,900
89,500		Meggitt PLC	547,303
16,600	L	Shire Pharmaceuticals PLC ADR	786,176
48,100	@	Wolfson Microelectronics PLC	410,885
			3,207,598
		United States: 63.7%
13,700	@,L	ADC Telecommunications, Inc.	306,743
27,000	@,L	Adobe Systems, Inc.	1,058,400
17,200	@	Advanced Micro Devices, Inc.	556,420
41,400	@,L	Agere Systems, Inc.	650,808
17,500	@	Agilent Technologies, Inc.	672,350
34,400	@,L	Akamai Technologies, Inc.	1,158,936
42,300	@,L	Alexion Pharmaceuticals, Inc.	1,437,777
4,500		Allergan, Inc.	462,240
9,500		Alltel Corp.	611,515
9,100	@,L	Amylin Pharmaceuticals, Inc.	396,305
15,800		Analog Devices, Inc.	599,136
12,400	@	Apple Computer, Inc.	872,836
49,950		Applied Materials, Inc.	896,603
27,500	@,L	aQuantive, Inc.	689,150
51,100	@	Atheros Communications, Inc.	1,297,429
87,700	@,L	BEA Systems, Inc.	1,162,025
31,100	@,L	BioMarin Pharmaceuticals, Inc.	382,530
33,500	@	Broadcom Corp.	1,377,185
46,500	@,L	Cadence Design Systems, Inc.	880,245
31,100	@	Ceridian Corp.	753,553
75,600	@	Cisco Systems, Inc.	1,583,820
11,300	@,L	Coherent, Inc.	418,213
30,300	@,L	Corning, Inc.	837,189
8,600		CR Bard, Inc.	640,356

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL SCIENCE AND TECHNOLOGY FUND	AS OF APRIL 30, 2006 (UNAUDITED)(CONTINUED)

Shares			Value
		United States (continued)
15,700		CVS Corp.	$466,604
10,100	@	DaVita, Inc.	568,226
8,700	@,L	Electronic Arts, Inc.	494,160
37,050	@	EMC Corp.	500,546
27,500	@	Foundry Networks, Inc.	390,775
7,000	@	Gilead Sciences, Inc.	402,500
11,100		Goodrich Corp.	493,950
3,000	@	Google, Inc.	1,253,820
17,500	L	Harris Corp.	814,975
49,400		Hewlett-Packard Co.	1,604,018
18,800	@	Huron Consulting Group, Inc.	668,340
32,100	@,L	Informatica Corp.	493,377
16,700		International Business Machines Corp.	1,375,078
28,400		Intersil Corp.	840,924
85,300	@	Kemet Corp.	922,093
35,182	@,L	Keryx Biopharmaceuticals, Inc.	599,149
20,800	L	Kla-Tencor Corp.	1,001,728
13,900	@,L	Lam Research Corp.	679,432
11,500	@	Leap Wireless International, Inc.	528,425
14,000		Lockheed Martin Corp.	1,062,600
9,900		Manor Care, Inc.	434,115
14,000	@,L	Medimmune, Inc.	440,580
24,200	@	MEMC Electronic Materials, Inc.	982,520
11,200		Merck & Co., Inc.	385,504
45,688		Microsoft Corp.	1,103,365
23,000	L	Molex, Inc.	853,760
17,600	@	Monster Worldwide, Inc.	1,010,240
37,100		Motorola, Inc.	792,085
34,200		National Semiconductor Corp.	1,025,316
22,700	@,L	Network Appliance, Inc.	841,489
46,400	@,L	Nvidia Corp.	1,355,808
27,000	@,L	Oplink Communications, Inc.	520,070
90,392	@	Oracle Corp.	1,318,819
32,600		Qualcomm, Inc.	1,673,684
7,600		Quest Diagnostics	423,548
30,483	@,L	Renovis, Inc.	537,720
23,100		Schering-Plough Corp.	446,292
20,100	@,L	Sybase, Inc.	437,577
53,800	@,L	TIBCO Software, Inc.	463,756
52,100	@,L	TTM Technologies, Inc.	847,146
20,400	@	Unica Corp.	265,200
29,100	@,L	Valueclick, Inc.	490,335
11,300	@	Varian Medical Systems, Inc.	591,894
18,343	@	Waters Corp.	831,305
21,500	@,L	Wright Medical Group, Inc.	504,605
23,840	@,L	Yahoo!, Inc.	781,475
			54,220,692
		Total Common Stock
		(Cost $63,050,296)	79,146,690

Principal Amount			Value
SHORT-TERM INVESTMENTS: 26.9%
	U.S. Government Agency Obligations 3.8%
	Federal Home Loan Bank,
$3,200,000	4.710%, due 05/01/06		$3,199,581
	Total U.S. Government
	Agency Obligations (Cost $3,199,581)		3,199,581
	Securities Lending CollateralCC: 23.1%
19,661,636	The Bank of New York Institutional Cash Reserves Fund		19,661,636
	Total Securities Lending Collateral
	(Cost $19,661,636)		19,661,636
	Total Short-Term Investments
	(Cost $22,861,217)		22,861,217
	Total Investments in Securities (Cost $85,911,513)*	119.8%	$102,007,907
	Other Assets and Liabilities-Net	(19.8)	(16,841,706)
	Net Assets	100.0%	$85,166,201

	Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).
@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at April 30, 2006.
*	Cost for federal income tax purposes is $86,027,905.
	Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$16,459,788
	Gross Unrealized Depreciation	(479,786)
	Net Unrealized Appreciation	$15,980,002

Industry	Percentage of Net Assets
Aerospace/Defense	2.5%
Biotechnology	2.9
Commercial Services	1.2
Computers	10.4
Electrical Components and Equipment	1.0
Electronics	4.9
Healthcare - Products	2.0
Healthcare - Services	1.7
Holding Companies - Diversified	0.4
Home Furnishings	0.7
Internet	8.2
Machinery - Construction and Mining	1.2
Machinery - Diversified	2.6
Pharmaceuticals	6.8
Retail	0.5
Semiconductors	16.0
Software	11.1
Telecommunications	18.8
Federal Home Loan Bank	3.8
Securities Lending Collateral	23.1
Other Assets and Liabilities	(19.8)
Total Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL GROWTH FUND	AS OF APRIL 30, 2006 (UNAUDITED)

Shares			Value
COMMON STOCK: 96.5%
		Australia: 6.2%
91,976		Aristocrat Leisure Ltd.	$1,030,144
91,744		BHP Billiton Ltd.	2,082,278
159,500		BlueScope Steel Ltd	932,368
51,100		National Australia Bank Ltd.	1,458,338
66,600		QBE Insurance Group Ltd.	1,131,776
			6,634,904
		Austria: 0.8%
34,900		Telekom Austria AG	854,311
			854,311
		Belgium: 2.6%
13,000		KBC Bancassurance Holding	1,506,503
7,900	@	Umicore	1,257,554
			2,764,057
		Brazil: 0.5%
5,900	L	Petroleo Brasileiro SA ADR	583,097
			583,097
		China: 0.8%
631,000		China Life Insurance Co., Ltd.	849,727
			849,727
		Egypt: 0.6%
12,600		Orascom Telecom Holding SAE GDR	672,580
			672,580
		Finland: 2.2%
34,643		Elisa Corp.	710,219
38,400		Fortum OYJ	967,289
23,384		Tietoenator OYJ	732,691
			2,410,199
		France: 10.1%
57,784	@	Alcatel SA	831,935
16,400		BNP Paribas	1,546,497
15,500		Bouygues	844,129
8,800		Lafarge SA	1,078,713
9,466		Lagardere SCA	780,596
5,244		Pinault-Printemps-Redoute	679,086
7,500		Total SA	2,066,566
21,698		Veolia Environnement	1,294,703
7,800		Vinci SA	773,921
24,922		Vivendi Universal SA	908,541
			10,804,687
		Germany: 10.0%
28,200		Commerzbank AG	1,163,857
20,747		DaimlerChrysler AG	1,140,424
9,358		Deutsche Bank AG	1,141,095
43,000		Deutsche Post AG	1,145,477
77,100	@	Deutsche Telekom AG	1,393,331
9,500		Fresenius Medical Care AG	1,137,774
6,800		Henkel KGaA	817,962
7,400	@	Merck KGaA	785,143
6,461		Muenchener Rueckversicherungs AG	912,226
12,700		RWE AG	1,100,017
			10,737,306
		Hong Kong: 2.1%
74,000		Cheung Kong Holdings Ltd.	$834,474
202,000		Hong Kong Exchanges and Clearing Ltd.	1,451,920
			2,286,394
		Hungary: 0.6%
8,000		OTP Bank Rt GDR	608,800
			608,800
		India: 0.5%
19,000		ICICI Bank Ltd. ADR	521,170
			521,170
		Indonesia: 0.8%
25,200		Telekomunikasi Indonesia Tbk PT ADR	869,400
			869,400

		Ireland: 1.0%
56,000		Bank of Ireland	1,045,894
			1,045,894
		Italy: 3.3%
208,259		Banca Intesa S.p.A.	1,232,014
48,500		ENI-Ente Nazionale Idrocarburi S.p.A.	1,481,884
68,600		Mediaset S.p.A.	866,790
			3,580,688
		Japan: 23.4%
13,300	L	Don Quijote Co., Ltd.	1,125,723
202		East Japan Railway Co.	1,571,656
23,400		Hoya Corp.	942,382
330		Japan Tobacco, Inc.	1,319,878
136,000	L	Kawasaki Kisen Kaisha Ltd.	851,634
124		Kenedix, Inc.	635,378
25,200		Leopalace21 Corp.	975,839
105		Mitsubishi Tokyo Financial Group, Inc.	1,636,771
149		Mizuho Financial Group, Inc.	1,264,508
59,000		Nippon Shinpan Co., Ltd.	519,054
158		Nippon Telegraph & Telephone Corp.	706,380
22,000		NOK Corp.	665,762
6,200		Nomura Research Institute Ltd.	767,056
11,900		Sankyo Co., Ltd	841,523
3,670		SFCG Co., Ltd.	837,217
123,000		Sumitomo Chemical Co., Ltd.	1,073,090
92,000		Sumitomo Corp.	1,371,313
62,000		Sumitomo Electric Industries Ltd.	980,412
175,000		Sumitomo Metal Industries Ltd.	734,464
59,201		Sumitomo Rubber Industries, Inc.	843,124
81,000		Sumitomo Trust & Banking Co., Ltd.	856,725
157,000		Taisei Corp.	699,110
59,000		Takashimaya Co., Ltd.	856,727
22,400		Takeda Chemical Industries Ltd.	1,365,825
157,000		Tokyo Gas Co., Ltd.	756,171
33,400		Yamaha Motor Co., Ltd.	913,227
			25,110,949

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL GROWTH FUND	AS OF APRIL 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
		Netherlands: 3.8%
43,100		Koninklijke Philips Electronics NV	$1,484,249
74,363		Royal Dutch Shell PLC	2,642,130
			4,126,379
		Norway: 3.2%
6,320		Norsk Hydro ASA	965,601
18,550	@	Petroleum Geo-Services ASA	1,036,365
65,600	@	Storebrand	772,861
35,152	@	Tandberg Television ASA	703,249
			3,478,076
		Singapore: 0.8%
74,000		DBS Group Holdings Ltd.	832,614
			832,614
		Sweden: 3.6%
49,500	@	Capio AB	973,257
48,500		Swedish Match AB	725,276
372,000		Telefonaktiebolaget LM Ericsson	1,315,451
17,200		Volvo AB	863,281
			3,877,265
		Switzerland: 5.2%
14,380		Roche Holding AG	2,200,642
20,060		UBS AG	2,347,584
4,212	@	Zurich Financial Services AG	1,021,995
			5,570,221
		United Kingdom: 14.4%
46,245		British American Tobacco PLC	1,174,535
196,800		Centrica PLC	1,066,896
92,700		GlaxoSmithKline PLC	2,655,516
103,835		HBOS PLC	1,820,203
170,692		Kingfisher PLC	698,306
47,117		Ladbrokes PLC	365,432
189,800		Rentokil Initial PLC	549,150
59,673		Royal Bank of Scotland Group PLC	1,934,587
46,421		SABMiller PLC	969,242
249,000		Tesco PLC	1,444,901
143,800		Unilever PLC	1,513,770
544,900		Vodafone Group PLC	1,284,614
			15,477,152
		Total Common Stock (Cost $83,337,064)	103,695,870

RIGHTS: 0.0%
		France: 0.0%
7,800		Vinci SA	11,201
			11,201
		Sweden: 0.0%
49,500		CAPIO AB	36,191
			36,191
		Total RIGHTS (Cost $0)	47,392
		Total Long-Term Investments: (Cost $83,337,064)	103,743,262

Principal Amount				Value
SHORT-TERM INVESTMENT: 5.3%
		Repurchase Agreement: 4.0%
$4,270,000	S	Morgan Stanley Repurchase Agreement dated 04/28/06, 4.750%, due 05/01/06, $4,271,690 to be received upon repurchase (Collateralized by $4,430,000 Federal Home Loan Mortgage Corporation, 3.850%, Market Value plus accrued interest $4,356,597, due 02/26/08)		$4,270,000
		Total Repurchase Agreement (Cost $4,270,000)		4,270,000
		Securities Lending CollateralCC: 1.3%
1,405,188		The Bank of New York Institutional Cash Reserves Fund		1,405,188
		Total Securities Lending Collateral (Cost $1,405,188)		1,405,188
		Total Short-Term Investments (Cost $5,675,188)		5,675,188
		Total Investments in Securities (Cost $89,012,252)*	101.8%	$109,418,450
		Other Assets and Liabilities-Net	(1.8)	(1,909,901)
		Net Assets	100.0%	$107,508,549

Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).
@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
CC	Securities purchased with cash collateral for securities loaned.
S	Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
L	Loaned security, a portion or all of the security is on loan at April 30, 2006.
*	Cost for federal income tax purposes is $89,051,564.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$21,356,781
Gross Unrealized Depreciation	(989,895)
Net Unrealized Appreciation	$20,366,886

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL GROWTH FUND	AS OF APRIL 30, 2006 (UNAUDITED) (CONTINUED)

Industry	Percentage of Net Assets
Agriculture	3.0%
Auto Manufacturers	1.9
Auto Parts and Equipment	1.4
Banks	19.4
Beverages	0.9
Building Materials	1.0
Chemicals	2.2
Commercial Services	0.5
Computers	0.7
Distribution/Wholesale	1.3
Diversified Financial Services	3.2
Electric	1.9
Electrical Components and Equipment	0.9
Electronics	2.2
Engineering and Construction	2.2
Entertainment	1.3
Food	2.8
Gas	1.7
Healthcare - Services	2.0
Household Products/Wares	0.8
Insurance	4.4
Iron/Steel	1.5
Leisure Time	1.6
Media	2.4
Mining	1.9
Oil and Gas	7.2
Oil and Gas Services	1.0
Pharmaceuticals	6.5
Real Estate	1.7
Retail	3.1
Software	0.7
Telecommunications	8.7
Transportation	3.3
Water	1.2
Repurchase Agreement	4.0
Securities Lending Collateral	1.3
Other Assets and Liabilities-Net	(1.8)
Total Net Assets	100.0%

See Accompanying Notes to Financial Statements

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement and sub-advisory agreement for a fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the board of trustees or directors of the fund, including a majority of the trustees or directors who have no direct or indirect interest in the agreement and who are not “interested persons” of the fund (the “Independent Trustees”). Consistent with this requirement of the 1940 Act, the board (the “Board”) of certain of the mutual funds within the ING family of funds, including ING Aeltus Money Market Fund (each, a “Fund” and collectively, the “Funds”) has established a process for considering on an annual basis approval of the continuation of the Investment Management Agreement for each Fund (the “Advisory Agreement”) with ING Investments, LLC (the “Adviser”) and the sub-advisory agreement for each Fund (collectively, the “Sub-Advisory Agreements”) with each sub-adviser of the Funds (the “Sub-Advisers”). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory and Sub-Advisory Agreement (collectively, the “Agreements”), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement for an additional one-year period commencing January 1, 2006.

Overview of the Review Process

At a meeting of the Board held on December 14, 2005, the Board, including all of the Independent Trustees, voted to approve continuation of each of the existing Advisory and Sub-Advisory Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Trustees and exclusively of the Independent Trustees. The Contracts Committee recommended approval of the Advisory and Sub-Advisory Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (1) comparative performance data for each Fund for various time periods; (2) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (3) comparative data regarding the total expenses of each Fund; (4) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (5) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (6) financial statements of the Adviser and each Sub-Adviser; (7) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (8) descriptions of the qualifications of the investment personnel responsible for managing each Fund, their compensation and their responsibilities with respect to managing other accounts or mutual funds; (9) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (10) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through “soft dollar” benefits received in connection with the Funds’ brokerage; (11) data comparing the performance of certain Funds against “static portfolios” of the Funds over various time periods; (12) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (13) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser’s programs for monitoring and enforcing compliance with the Funds’ policies with respect to market-timing, late trading and selective portfolio disclosure; and (14) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser in response to a series of detailed questions presented by independent legal counsel on behalf of the Independent Trustees.

The Contracts Committee held meetings on November 1 and 2, 2005 and December 13, 2005, during which the Independent Trustees, meeting separately with independent legal counsel, reviewed and evaluated the information described above. As part of the review process, the Contracts Committee also met with representatives from the Adviser and the Sub-Advisers to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the Board.

The Independent Trustees were assisted by Goodwin Procter LLP, their independent legal counsel, throughout the contract review process. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Trustees

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

were based on a comprehensive evaluation of all of the information provided and was not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements for the Funds for the year commencing January 1, 2006, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. The Board considered the investment management and related services provided by the Adviser and Sub-Advisers, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services. With respect to Funds sub-advised by an affiliate of the Adviser, the Board also received information regarding the compensation paid by the Sub-Adviser to attract and retain individuals to perform these services on both as absolute basis and relative to amounts paid by others in the investment management industry.

The Board also considered the quality of the compliance programs of the Adviser and each Sub-Adviser, including the manner in which the Adviser and each Sub-Adviser monitor for compliance with the investment policies and restrictions of a Fund, the Codes of Ethics of the Adviser and Sub-Advisers with respect to personal trading by employees with access to portfolio information, other compliance related matters. The Board also considered the actions taken by the Adviser and Sub-Advisers to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds’ policies and procedures for voting proxies, valuing the Funds’ assets, selective disclosure of portfolio holdings and preventing the late-trading and frequent trading of Fund shares. With respect to these and related compliance matters, the Board also considered the responsiveness of the Adviser and its affiliated companies over the course of the past several years to the inquiries of various regulatory authorities, including the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds, including fees and expenses for transfer agency, custody and audit services. With respect to those Funds that are sub-advised by an affiliate of the Adviser, the Board specifically noted that the Adviser and its affiliated companies have significantly reduced the Funds’ brokerage costs and portfolio turnover rates, as well as the quantity of research acquired through the use of soft dollars from the Funds’ brokerage. The Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. Consideration was also given to the benefits that shareholders of the Funds realize because the Funds are part of a larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and each of the Sub-Advisers, taken as a whole, are consistent with the terms of the respective Advisory and Sub-Advisory Agreements and justify the fees paid by the Funds for such services.

Fund Performance

The Board reviewed each Fund’s investment performance over various time periods on an absolute basis and relative to the performance of (i) one or more appropriate benchmark indexes (such as the Standard & Poor’s 500® Composite Stock Price Index), (ii) a group of similarly managed mutual funds identified by Lipper, Inc. and/or Morningstar, Inc., and (iii) similarly managed mutual funds within a specified peer group determined based upon a methodology approved by the Contracts Committee (each, a “Selected Peer Group”). The Board reviewed comparative performance data for the one-, three-, five-, and ten-year periods, where applicable, ending June 30, 2005 and September 30, 2005. Summaries of selected portions of the performance information reviewed by the Board, together with the Board’s conclusions regarding the performance of each Fund, is set forth below under “Fund-by-Fund Analysis.” As described in greater below, the Board concluded with respect to each Fund that (i) the investment performance is satisfactory and/or (ii) appropriate action is being taken by the Adviser and/or Sub-Advise to improve such performance.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Funds to the Adviser and its affiliated companies (referred to collectively as “management fees”) and the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. As part of its review, the Board considered each Fund’s management fee and total expense ratio, as compared to its Selected Peer Group, both before and after giving effect to any undertaking by the Adviser to waive fees and/or limit the total expenses of a Fund. In addition, the Trustees received information regarding the fees charged by each Sub-Adviser to similarly managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by the Sub-Adviser in managing such accounts and other mutual funds to the services provided in managing the Funds. With respect to the Funds sub-advised by an affiliate of the Adviser, the Board evaluated the reasonableness of the fees payable under the Advisory and Sub-Advisory Agreements as a whole. With respect to Funds sub-advised by Sub-Advisers that are not affiliated with the Adviser, the Board considered the reasonableness of the fees payable to the Sub-Advisers by the Adviser in light of the ability of the Adviser to negotiate such fees on an arms-length basis. Summaries of selected portions of the fee and expense information reviewed is set forth below under “Fund-by-Fund Analysis.” After reviewing the foregoing information, and in light of the nature extent and quality of the services provided by the Adviser and each Sub-Adviser, the Board concluded with respect to each Fund that the management fee charged to the Fund for advisory, sub-advisory and related services is fair and reasonable and that the total expense ratio of the Fund is reasonable.

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and each Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Funds. With respect to Funds sub-advised by an unaffiliated Sub-Adviser, the Board did not consider the profitability of the Sub-Adviser to be a material factor because the Board believes that the Adviser negotiates sub-advisory fees with the unaffiliated Sub-Adviser on an arms-length basis. The Board reviewed profitability data for the Adviser and its affiliated companies, including the distributor of the Funds, relating to (i) each Fund separately, (ii) all Funds as a group, (iii) all “retail” Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2004 and December 31, 2003, the nine-month period ended September 30, 2005 and the six-month period ended June 30, 2005. With respect to the Adviser and its affiliated companies, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. With respect to Funds sub-advised by an affiliate of the Adviser, the Board considered the profitability of the Adviser and the Sub-Adviser attributable to managing and operating each Fund as a whole. The Board also considered other direct or indirect benefits that the Adviser and Sub-Advisers, and any affiliated companies thereof, derive from their relationships with the Funds, including the receipt by ING U.S. Financial Services, an affiliate of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by Sub-Advisers of “soft dollar” benefits from the Funds’ brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated companies, taken as a whole, with respect to providing advisory, sub-advisory and administrative services for each Fund are reasonable.

Economies of Scale

In considering the reasonableness of the management fee of each Fund, the Board considered the extent to which economies of scale can be expected to be realized by a Fund’s Adviser and its affiliated companies, on the one hand, and by the Fund, on the other hand, as the assets of the Fund increase. The Board noted that the advisory fee for certain Funds includes breakpoints such that, as the assets of the Fund increase, the Fund’s management fee will decrease, as a percentage of the Fund’s total assets. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

companies in light of changes in the assets of the Funds over various time periods. The Board noted that the total assets under management of many Funds have decreased during the past several years and concluded that the economies of scale realized by the Adviser and its affiliated companies from managing the Funds have not increased with respect to such Funds. The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds. Based upon the foregoing, the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not mandate the implementation of breakpoints or additional breakpoints, as the case may be, with respect to any Fund at this time.

Fund-by-Fund Analysis

In deciding to approve the continuation of each Advisory and Sub-Advisory Agreement for an additional one-year period beginning January 1, 2006, the Board took into account the specific data and factors identified below relating to the performance, fees and expenses of each Fund and actions being taken by the Adviser or Sub-Adviser, as the case may be, with respect to these matters. Except as otherwise indicated, the performance data described below for each Fund is for periods ended September 30, 2005 and the management fees and expense data described below are as of June 30, 2005.

ING Global Science and Technology Fund

In evaluating the investment performance of the ING Global Science and Technology Fund, the Board noted that: (1) the Fund outperformed its Morningstar category median for the most recent quarter, year-to-date, one-year and five-year periods, but underperformed for the three-year period; (2) the Fund outperformed its benchmark for the most recent quarter, but underperformed for the year-to-date, one-, three- and five-year periods; and (3) the Fund is ranked in its Morningstar category in the first quintile for the last quarter and year-to-date, in the second quintile for the one-year period, in the fifth quintile for the three-year period, and in the third quintile for the five-year period. The Board further noted that, in an effort to address concerns regarding the Fund’s performance, in February 2004 the Adviser retained BlackRock Advisors, Inc. to replace the previous Sub-Adviser and, in connection with this change, modified the Fund’s investment strategy to permit a global exposure to science and technology. The Board noted that the Fund’s performance has improved since changing the Fund’s Sub-Adviser and concluded that additional time is needed to evaluate the effectiveness of the change.

In assessing the reasonableness of the management fee for ING Global Science and Technology Fund, the Board reviewed comparative information provided by the Adviser and noted that the management fee (inclusive of the administration fee) for the Fund is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Fund is above the median and below the average expense ratios of the funds in its Selected Peer Group.

ING International Growth Fund

In evaluating the investment performance of the ING International Growth Fund, the Board noted that: (1) the Fund outperformed its Morningstar category median and its benchmark for the most recent quarter, year-to-date and one-year periods, but underperformed for the three-, five- and ten-year periods; and (2) the Fund is ranked in its Morningstar category in the first quintile for the most recent quarter, the second quintile for the year-to-date and one-year periods, in the third quintile for the three-year period, in the fourth quintile for the ten-year period and in the fifth quintile for the five-year period. The Board further noted that, to address concerns regarding the Fund’s performance, the Sub-Adviser has taken corrective actions, including the use a new quantitative ranking model to measure the relative attractiveness of stocks within their economic sectors, and that the Fund’s performance has improved. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING International Growth Fund, the Board noted that the management fee for the Fund is equal to the median and below the average management fees of the funds in its Selected Peer Group and that the expense ratio for the Fund is below the median and average expense ratios of the funds in its Selected Peer Group.

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ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds	Global Equity Funds
ING Balanced Fund	ING Global Equity Dividend Fund
ING Convertible Fund	ING Global Real Estate Fund
ING Equity Income Fund	ING Global Science and Technology Fund
ING Real Estate Fund	ING Global Value Choice Fund

Domestic Equity Growth Funds	International Equity Funds
ING 130/30 Fundamental Research Fund	ING Emerging Countries Fund
ING Disciplined LargeCap Fund	ING Foreign Fund
ING Fundamental Research Fund	ING Greater China Fund
ING Growth Fund	ING Index Plus International Equity Fund
ING LargeCap Growth Fund	ING International Fund
ING MidCap Opportunities Fund	ING International Capital Appreciation Fund
ING Opportunistic LargeCap Fund	ING International Growth Fund
ING SmallCap Opportunities Fund	ING International Real Estate Fund
ING Small Company Fund	ING International SmallCap Fund
ING International Value Fund
Domestic Equity Index Funds	ING International Value Choice Fund
ING Index Plus LargeCap Fund	ING Precious Metals Fund
ING Index Plus MidCap Fund	ING Russia Fund
ING Index Plus SmallCap Fund
International Fixed-Income Fund
Domestic Equity Value Funds	ING Emerging Markets Fixed Income Fund
ING Financial Services Fund
ING LargeCap Value Fund	International Fund-of-Funds
ING MagnaCap Fund	ING Diversified International Fund
ING MidCap Value Fund
ING MidCap Value Choice Fund	Loan Participation Fund
ING SmallCap Value Fund	ING Senior Income Fund
ING SmallCap Value Choice Fund
Money Market Funds*
Fixed-Income Funds	ING Aeltus Money Market Fund
ING GNMA Income Fund	ING Classic Money Market Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund	Strategic Allocation Funds
ING National Tax-Exempt Bond Fund	ING Strategic Allocation Conservative Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Moderate Fund

*                      An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Registrants use to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 800-992-0180; (2) on the Registrants’ website at www.ingfunds.com and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Information regarding how the Registrants voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Registrant’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrants files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Registrants’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Registrants’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Registrants by calling Shareholder Services toll-free at 800-992-0180.

Investment Manager	Custodian
ING Investments, LLC	The Bank of New York
7337 East Doubletree Ranch Road	100 Colonial Center Parkway, Suite 300
Scottsdale, Arizona 85258	Lake Mary, Florida 32746

Administrator	Legal Counsel
ING Funds Services, LLC	Goodwin Procter LLP
7337 East Doubletree Ranch Road	Exchange Place
Scottsdale, Arizona 85258	53 State Street
Boston, Massachusetts 02109
Distributor
ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-334-3444

Transfer Agent
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

PRSAR-AINTLABCIO	(0406-062906)

ITEM 2.                             CODE OF ETHICS.

Not required for semi-annual filing.

ITEM 3.                             AUDIT COMMITTEE FINANCIAL EXPERT.

Not required for semi-annual filing.

ITEM 4.                             PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required for semi-annual filing.

ITEM 5.                             AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not required for semi-annual filing.

ITEM 6.                             SCHEDULE OF INVESTMENTS.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.          DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.                             PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                             PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                       SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating Committee operates pursuant to a Charter approved by the Board.  The primary purpose of the Nominating Committee is to consider, evaluate and make recommendations to the Board with respect to the nomination and selection of Independent Trustees. In evaluating candidates, the Nominating Committee may consider a variety of factors, but specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees it identifies.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include sufficient background information concerning the candidate and should be received in a timely manner.  At a minimum, the following information as to each individual proposed for nomination as director should be included:  the individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in a solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the SEC.

In evaluating a candidate for the position of Independent Trustee, including any candidate recommended by shareholders of the Fund, the Nominating Committee shall consider the following:  (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies.  Prior to making a final recommendation to the Board, the Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

ITEM 11.                       CONTROLS AND PROCEDURES.

(a)                                  Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)                                 There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.                       EXHIBITS.

(a)(1)                    The Code of Ethics is not required for the semi-annual filing.

(a)(2)                    A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)                    Not required for semi-annual filing.

(b)                                 The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Series Fund, Inc.

By	/s/	James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date:	July 6, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/	James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date:	July 6, 2006

By	/s/	Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date:	July 6, 2006